SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a –12

TAKUNG ART CO., LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11
(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TAKUNG ART CO., LTD

Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong

November 21, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders for the year ended December 31, 2017, of Takung Art Co., Ltd, a Delaware corporation, to be held at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong on December 31, 2018, at 9:00 a.m. local time (8:00 p.m. December 30, 2018, E.T.).

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2017 over the Internet. This allows us to provide you with information relating to our Annual Meeting of Stockholders for the year ended December 31, 2017 in a fast and efficient manner. On or about on November 21, 2018, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2017 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/Xiaoyu Zhang

Xiaoyu Zhang
Chairman of the Board of Directors

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TAKUNG ART CO., LTD
Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 31, 2018

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders for the year ended December 31, 2017 of Takung Art Co., Ltd, a Delaware corporation, will be held at our principal executive office, Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong on December 31, 2018, at 9:00 a.m. local time (8:00 p.m. December 30, 2018, E.T.), to consider and act upon the following:

1.	To elect five directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2018;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018;

3.	To conduct an advisory vote on the compensation of our named executive officers; and

4.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on November 12, 2018 are entitled to receive notice of and to vote at Annual Meeting of Stockholders for the year ended December 31, 2017 and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

/s/Xiaoyu Zhang

Xiaoyu Zhang
Chairman of the Board of Directors

Hong Kong

November 21, 2018

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 31, 2018:

WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2017, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2017, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TAKUNG ART CO., LTD

Hong Kong

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PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 31, 2018

We are furnishing this proxy statement to the stockholders of Takung Art Co., Ltd, a Delaware corporation in connection with the solicitation, by the Board of Directors of Takung Art Co., Ltd (the “Board”), of proxies to be voted at our Annual Meeting of Stockholders for the year ended December 31, 2017 (the “Annual Meeting”) to be held at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong December 31, 2018, at 9:00 a.m. local time (8:00 p.m. E.T., December 30, 2018), and at any adjournments or postponements of the meeting.

When used in this proxy statement, the terms “we,” “us,” “our,” the “Company” and “Takung” refer to Takung Art Co., Ltd, a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

On or about November 21, 2018, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2017 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This proxy statement and Annual Report on Form 10-K for fiscal year ended December 31, 2017, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at https://www.iproxydirect.com/TKAT. Directions to our Annual Meeting are available by calling +852 3158-0977 or by written request to Chun Hin Leslie Chow, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

ABOUT THE ANNUAL MEETING

General: Date, Time and Place

We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our Annual Meeting or any postponement or adjournment of that meeting. The Annual Meeting will be held on December 31, 2018, at 9:00 a.m. local time (8:00 p.m. E.T., December 30, 2018) at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

Matters to be Considered and Voted Upon

At the Annual Meeting, stockholders will be asked to consider and vote to elect the nominees named herein as directors to serve until the Annual Meeting of Stockholders for the year ended December 31, 2018, to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018 and to conduct an advisory vote on the compensation of our named executive officers. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established November 12, 2018 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the Annual Meeting. At the close of business on the record date, we had 11,226,025 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at https://www.iproxydirect.com/TKAT on or about November 21, 2018 to all stockholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2017 will be made available at https://www.iproxydirect.com/TKAT concurrently with these proxy solicitation materials.

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The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the Annual Meeting and help to conserve natural resources. On or about November 21, 2018, we will mail to each stockholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and Annual Report on Form 10-K for fiscal year ended December 31, 2017, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the Appointment of the Independent Auditor. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

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Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Annual Meeting or, most conveniently, vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to https://www.iproxydirect.com/TKAT and following the instructions given.

By Telephone – stockholders may vote by calling (866) 752-VOTE(8683) (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to https://www.iproxydirect.com/TKAT and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to the address as instructed thereon. In the alternative, the proxy card can be mailed directly to the Company: Chun Hin Leslie Chow, our acting Chief Executive Officer and Chief Financial Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. Our Board has selected Chun Hin Leslie Chow to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on December 29, 2018.

In Person - stockholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR verification of Marcum Bernstein & Pinchuk LLP as independent auditor, and FOR approval of the compensation of our named executive officers described in this Proxy Statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

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Your proxy is revocable at any time before it is voted at the Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Chun Hin Leslie Chow, our acting Chief Executive Officer, and Chief Financial Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

3.	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Chun Hin Leslie Chow, our acting Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for Annual Meeting of Stockholders for the year ended December 31, 2018

Stockholder proposals will be considered for inclusion in the Proxy Statement for the Annual Meeting for the year ended December 31, 2018 (the “2018 Annual Meeting”) in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before September 2, 2019.

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Stockholders who intend to present a proposal at the 2018 Annual Meeting without inclusion of such proposal in our proxy materials for the 2018 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than September 2, 2019, but no later than October 2, 2019, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2018 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the Annual Meeting of Stockholders for the year ended December 31, 2018 should be addressed to Chun Hin Leslie Chow, our acting Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

Voting Results of Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of five (5) members. Messrs. Di Xiao and Zishen Li resigned from their director positions effective November 19, 2018. Ms. Xiaoyu Zhang and Mr. Ming Cheng were appointed to fill in the vacancies left by the departure of Messrs. Di Xiao and Zishen Li, effective the same date. All of our five directors, including the two newly elected directors, will stand for re-election at the Annual Meeting.

If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the Annual Meeting of Stockholders for the year ended December 31, 2018 and until his/her successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of November 21, 2018:

Name	Age	Position	Served From

Chun Hin Leslie Chow	34	Chief Financial Officer & Acting Chief Executive Officer	February 2016

Xiaoyu Zhang	31	Director & Nominee	November 19, 2018

Ming Cheng	34	Director & Nominee	November 19, 2018

Joseph Levinson	41	Director & Nominee	December 2015

William Kwok Keung Tsui	61	Director & Nominee	December 2015

John Levy	63	Director & Nominee	March 2016

Biographical Information of the Director Nominees

XIAOYU ZHANG has been an auditor with PricewaterhouseCoopers at its New Zealand Auckland office since November 2018. Prior to that, she was a senior supervisor of Internal Audit Department with the headquarter of Tianjin KinCheng Bank in China. Ms. Zhang had been an associate and senior associate with PricewaterhouseCoopers China from 2009 to 2015. Ms. Zhang obtained her Bachelor of Financial Management from Tianjin University, located in China and Master of Business Administration from Nankai University, located in China, and Postgraduate Diploma in Accounting from Massey University, located in New Zealand. Ms. Zhang’s experience in financial and accounting qualifies her to be a director and the Board also elects her to be the new Chairman of the Board due to her business administration ability and the leadership skills.

MING CHENG works with Northern Lights Tech Development Co., Ltd, located in Tianjin, China, in charge of the E commercial perform and Customer Relationship Management (“CRM”) development projects since 2015. Prior to the aforementioned, he served with Good Technology located in Tianjin, China, as the technology team leader in charge of their development of Business Mail System Application and CRM development from 2013 to 2014. Prior to this, he worked for Intel Corporation with the mobile CPU development project and before that he worked at Nokia for handset development project from 2008 to 2011. Mr. Cheng earned his Master of Multimedia from Communication University of China and a Bachelor of Automation from Beijing University of Post and Communication. Mr. Cheng’s experiences with a spectrum of project developments at the top-tier corporations qualify him to be a member of the Board and led the Board to conclude that he should be nominated to serve as a director of the Company.

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JOSEPH LEVINSON, joined the Company’s Board of Directors on December 1, 2015. Mr. Levinson has 21 years’ experience in managing cross-border issues pertaining to U.S.-listed foreign companies. He speaks and reads Chinese fluently and has provided due diligence and forensic accounting services to many U.S.-based funds on their China-based investments, as well as extensive accounting and auditing consulting for numerous U.S.-listed Chinese companies. From January 2012 until October 2015 he was a director of China Xingbang Industry Group Inc., a company providing e-commerce related services and marketing consultancy services. Mr. Levinson was a director for China Growth Corp, a water purification system manufacturer, from March 2011 to March 2014. Mr. Levinson was previously a Manager in the banking practice of the New York office of Deloitte and Touche and was involved in numerous transactions involving complex financial structures. Mr. Levinson also previously worked at KPMG in New York and Hong Kong. In the 1990s, Mr. Levinson served as an executive of Hong Kong Stock Exchange-listed China Strategic Holdings, where his major responsibilities included its subsidiary, China Tire, one of the first Mainland Chinese companies, to list on the NYSE. He is also the editor of “Wall Street Guanxi: How Chinese Companies Can Maximize Their Value in the U.S. Capital Markets”, a trade paperback published in Chinese by Beijing University Press in 2007. Mr. Levinson graduated summa cum laude from the University at Buffalo in 1994 with a double major in accounting and finance. Mr. Levinson’s track record as a U.S. Certified Public Accountant for 19 years, and his long experience in China were factors viewed favorably by the Board in selecting Mr. Levinson for a directorship. Specifically, Mr. Levinson’s experience as a manager at the “Big 4” firms of Deloitte and Touche, his work as a U.S. Certified Public Accountant, and his academic achievements were factors in leading to this recommendation. Mr. Levinson’s vast experience in managing cross-board issues pertaining to U.S. -listed foreign companies and his Chinese language skills qualify him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

WILLIAM KWOK KEUNG TSUI, joined the Company’s Board of Directors on December 1, 2015. Mr. Tsui has extensive experience in trading, manufacturing, property management and development and corporate finance and management. In 2002, he founded Smith Naturals (China) Ltd., a subsidiary of Smith Naturals (USA) LLC, a manufacturer of herbal natural supplements and cosmetic products and has been serving as its Executive Director in charge of marketing since its inception. In 2004, he founded Jewels4Teens (China) Ltd., a jewelry and fashion accessories company and has been serving as its Executive Director for marketing since its incorporation. In 1988, he founded Adeble Enterprises Ltd., which introduces high tech food processing machinery to China, and has been the company’s managing director. In 1985, he founded Hua Xing Industrial Ltd. and served as director. He also managed the China Trade department of Kemklen Industrial Co. Ltd. from 1984 to 1985. Mr. Tsui holds a bachelor’s degree in civil engineering from McGill University in Canada. Mr. Tsui’s extensive executive experience in the China-related manufacturing, corporate finance and management spheres led to our conclusion that he is well qualified to serve as a director of the Board. Mr. Tsui’s experience in trading industry qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

JOHN F. LEVY, became a director of the Company on March 1, 2016. Mr. Levy currently serves as the Chief Executive Officer and principal consultant for Board Advisory (the “Levy Company”), a consulting firm established to assist public companies, or companies aspiring to be public with corporate governance, corporate compliance, ethics, financial reporting and financial strategies. He has held this role since May 2005. Mr. Levy is a recognized corporate governance and financial reporting expert with over 30 years of progressive financial, accounting and business experience; including nine years in public accounting with three national accounting firms and having served as Chief Financial Officer of both public and private companies for over 13 years. Mr. Levy currently serves on the board of directors of two other public companies: Applied Minerals, Inc. (since January 2008), a mine owner that extracts, processes, markets halloysite clay and iron oxide for sale to a range of end markets; and Washington Prime Group, Inc. (since June 2016), a retail REIT that owns, develops and manages over 100 shopping centers in the United States. Mr. Levy also served on the board of directors of Applied Energetics, Inc., a company specializing in the development and application of high power lasers, high voltage electronics, advanced optical systems and energy management systems technologies, until February 2016; Gilman Ciocia, Inc., a former financial planning and tax preparation firm, until October 2013; BrightPoint, Inc., a former NASDAQ listed device lifecycle services provider to the wireless industry, until October 2012; and China Commercial Credit, Inc., a financial services firm operating in China, until December 2016. Mr. Levy also served as a board member and program chair for the New Jersey Chapter of the National Association of Corporate Directors (“NACD”) from October 2007 to June 2012. Mr. Levy is a frequent speaker on the roles and responsibilities of board members and audit committee members. He has authored and presented numerous courses on finance, management and governance to state accounting societies including THE 21ST CENTURY DIRECTOR: Ethical and Legal Responsibilities of Board Members. Mr. Levy is a Certified Public Accountant with several years of experience. Mr. Levy is a graduate of the Wharton School of Business at the University of Pennsylvania, and received his MBA from St. Joseph’s University in Philadelphia, Pennsylvania. Mr. Levy is a National Association of Corporate Director’s Board Leadership Fellow. Mr. Levy’s expertise in corporate governance and financial reporting qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

Biographical Information of Our Executive Officers

CHUN HIN LESLIE CHOW, is a qualified Certified Public Accountant in the United States. Mr. Chow has extensive experience in financial advising and has been engaging in the profession for more than ten (10) years. Mr. Chow graduated with Highest Honors from the University of California, Santa Barbara, with a Bachelor of Arts degree in Business Economics. From October 2005 to March 2009, Mr. Chow worked at Deloitte &Touche LLP in the United States with his last position as audit senior. From April 2009 to April 2011, Mr. Chow worked as a manager in Albeck Financial Services, a financial consulting firm in the United States. In May 2011, Mr. Chow became a managing director in Albeck Financial Services and was promoted to partner in March 2014. Mr. Chow was mainly responsible for financial reporting review, GAAP technical consultation, financial statement audit preparation, valuation of financial instruments and assisting companies with their management assessment of internal controls under Section 404 of Sarbanes Oxley Act and other corporate governance requirements. Mr. Chow has been an independent non-executive Director of Golden Power Group Holdings Limited, a company listed on the Hong Kong Stock Exchange, since June 2015. Mr. Chow has also been an independent non-executive Director of PPS International (Holdings) Limited, a company listed on the Hong Kong Stock Exchange, since September 2015. Since August 17, 2015, Mr. Chow has been a consultant to the Company. He was appointed as our Chief Financial Officer as well as Chief Financial Officer of our Hong Kong subsidiary, Hong Kong Takung Art Co., Ltd, effective February 22, 2016. Mr. Chow was also appointed as our acting Chief Executive Officer effective November 19, 2018.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent auditor for the fiscal year ended December 31, 2018, and has further directed that management submit the selection of Marcum for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Representatives of Marcum are not expected to be present at the Annual Meeting, either in person or by teleconference.

We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Independent Registered Public Accounting Firm’s Fees

Audit Fees

We incurred approximately $2,834 for professional services rendered by our former registered independent public accounting firm, AWC (CPA) Limited for the audit of Hong Kong Takung for 2016.

We incurred approximately $266,490 for professional services rendered by our current registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the audit and review of the Company in the fiscal year 2016, including a $200,000 fee for the re-audit of the Company for the years ended 2014 and 2015.

We incurred approximately $175,000 for professional services rendered by our current registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the audit and review of the Company in the fiscal year 2017.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2017 and 2016.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2017 and 2016.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2017 and 2016.

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by our independent auditor, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

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Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by our independent auditors and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of the Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by Marcum for our consolidated financial statements as of and for the year ended December 31, 2018.

The Company’s principal accountant, Marcum, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required; Board of Directors Recommendation

Approval of and ratification of the selection of Marcum as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AND RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Board believes that Ms. Xiaoyu Zhang is best situated to serve as Chair person of the Board because of her financial background, business administration ability and leadership skills. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Governance and Nominating Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board has determined that Mr. Joseph Levinson, Mr. John Levy and Mr. William Kwok Keung Tsui satisfy the criteria for independence under NYSE American and SEC rules for independence of directors and of committee members.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2017, the Board held 3 meetings, not including actions taken by unanimous written consent. In addition, the Audit Committee held 7 meetings; the Governance and Nominating Committee held 1 meeting; and the Compensation Committee held 1 meeting. During the year ended December 31, 2017, each of the directors attended, in person or by telephone, at least 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.

Audit Committee

The Audit Committee currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Levinson serving as Chairman. Each of Mr. Levinson, Mr. Tsui, and Mr. Levy is independent under NYSE American listing standards. The Board has determined that Mr. Levinson and Mr. Levy qualify as audit committee financial experts and have the accounting or financial management expertise as required under Section 803(B)(2)(a)(iii) of NYSE American rules. In reaching this determination, the Board made a qualitative assessment of Mr. Levinson’s and Mr. Levy’s level of knowledge and experience based on a number of factors, including formal education and business experience.

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The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Marcum Bernstein & Pinchuk LLP (“Marcum”), our current independent auditor, to the Company are permissible under applicable laws and regulations. During fiscal year 2017, all services requiring pre-approval and performed by Marcum were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at: http://www.takungart.com/investors/corporate-governance/governance-docs.

Compensation Committee

The Compensation Committee currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Tsui serving as Chairman. Each of Mr. Levinson, Mr. Tsui, and Mr. Levy is independent under NYSE American listing standards. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2017, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NYSE American and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at: http://www.takungart.com/investors/corporate-governance/governance-docs.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Governance and Nominating Committee

The Governance and Nominating Committee (the “Nominating Committee”) currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Levy serving as Chairman. Each of Mr. Levinson, Mr. Tsui and Mr. Levy is independent under NYSE American listing standards. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any acting vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NYSE American “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NYSE listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, which is available on our website at http://www.takungart.com/investors/corporate-governance/governance-docs.

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Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NYSE American rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten (10) years, other than Mr. John Levy.

Mr. Levy served as Interim Chief Financial Officer of Universal Food & Beverage Company from November 2005 to March 2006. Universal Food &Beverage Company filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Takung Art Co., Ltd., at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Code is current available on our website at http://www.takungart.com/investors/corporate-governance/governance-docs.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of November 12, 2018, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them.

		Amount and Nature	Percent of
Title of Class	Name of Beneficial Owner	of Beneficial	Class
		Ownership (1)
Common Stock	Hiu Ngai Ma (3) 2A, Block H3, Chi Fu Fa Yuen Pok Fu Lam Hong Kong	4,199,521	37.4%

Common Stock	Di Xiao (2)(3)(4)	125,722	1.1%

Common Stock	Chun Hin Leslie Chow (5)	103,332	*

Common Stock	Joseph Levinson (6)	12,143	*

Common Stock	William Kwok Keung Tsui (6)	12,143	*

Common Stock	John Levy (7)	12,463	*

Common Stock	Zishen Li	6,000	-

All officers and directors		271,803	2.4%

* Less than 1%

(1)	In determining beneficial ownership of our Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on November 12, 2018, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on November 12, 2018 (11,226,025), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred stock and on exercise of the warrants and options, subject to limitations on conversion and exercise. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	As of November 19, 2018, Di Xiao resigned from his Chief Executive Officer position.

(3)	On October 20, 2014, we acquired Hong Kong Takung in a reverse merger transaction involving Kirin Linkage Limited and Loyal Heaven Limited, shareholders of Hong Kong Takung (the “Reverse Merger”). In consideration of receiving all 20,000,000 issued and outstanding shares of Hong Kong Takung, we issued to Kirin Linkage Limited and Loyal Heaven Limited 41,995,200 and 167,980,800 pre a 1-for-25 reverse stock split shares of restricted Common Stock, effective August 10, 2015 (the “Reverse Stock Split”) respectively. Kirin Linkage Limited, a Cayman Islands company had four stockholders, namely AihuaTian, Caijing Zhao, Yue Zhang and Di Xiao, each holding equal shares of Kirin Linkage Limited. Accordingly, each shareholder of Kirin Linkage Limited had sole investment and voting power over shares owned by Kirin Linkage Limited in the proportion to their respective shareholdings in Kirin Linkage Limited. On or about August 12, 2015, Kirin Linkage Limited transferred its shareholdings in the Company to five (5) individuals who were its shareholders. Di Xiao, one of the recipients of these shares, received 92,390 post Reverse Stock Split shares. None of the other transferees hold more than five per cent (5%) of the Company’s issued and outstanding shares. Similarly, on or about August 12, 2015, Loyal Heaven Limited transferred all its shares in the Company to eight (8) individuals who were its shareholders, of whom only Yan Sun holds more than five per cent (5%) of the Company’s issued and outstanding shares of Common Stock. Ms. Sun transferred all of her shares to Hiu Ngain Ma in July 2018. Each of the aforementioned stockholders has sole investment and voting power over their respective shares of Common Stock in the Company.

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(4)	On March 1, 2016, Mr. Xiao was granted an option pursuant to the Company’s 2015 Incentive Stock Plan to purchase a total of 50,000 shares of Common Stock of the Company at $3.30 per share. The option shall become exercisable during the term of his employment in three (3) equal annual installments of 16,666 shares of Common Stock each, the first installment to be exercisable on the date of issue of the option with additional installments becoming exercisable on each of the successive anniversaries following the option grant date. As of November 12, 2018, Mr. Xiao may exercise his option to purchase 33,332 shares of the Company’s Common Stock.

(5)	On February 22, 2016, Mr. Chow was granted an option pursuant to the Company’s 2015 Incentive Stock Plan to purchase a total of 50,000 shares of Common Stock of the Company at $2.91 per share. The option shall become exercisable during the term of his employment in three (3) equal annual installments of 16,666 shares of Common Stock each, the first installment to be exercisable on the date of issue of the option with additional installments becoming exercisable on each of the successive anniversaries following the option grant date. As of November 12, 2018, Mr. Chow may exercise his option to purchase 33,332 shares of the Company’s Common Stock.

(6)	Both Messrs. Joseph Levinson and William Kwok Keung Tsui were appointed directors of the Company on December 1, 2015. Pursuant to Mr. Tsui’s appointment letter, he shall, apart from cash compensation be entitled to receive 5,000 restricted shares of Common Stock per year, which shall vest in 4 equal quarterly installments. Pursuant to Mr. Levinson’s appointment letter, he shall, apart from cash compensation, be entitled to receive 5,000 restricted shares of Common Stock, or the equivalent of $25,000 worth of shares, whichever is greater per year, which shall vest in 4 equal quarterly installments.

(7)	Mr. Levy was appointed as director of the Company on March 1, 2016. Pursuant to Mr. Levy’s appointment letter, he shall, apart from cash compensation, be entitled to receive 5,000 restricted shares of Common Stock, or the equivalent of $25,000 worth of shares, whichever is greater per year, which shall vest in 4 equal quarterly installments.

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DIRECTOR COMPENSATION

Name and Principal Position	Year	Fee earned or paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Di Xiao	2017	-	-	61,246	-	-	-	61,246
Former Chief Executive Officer and director (1)	2016	-	-	51, 346	-	-	-	51,346

Joseph Levinson	2017	50,000	36,124					86,124
Director (2)	2016	47,769	22,945	-	-	-	-	70,714

William Kwok Keung Tsui	2017	50,000	43,624					93,624
Director (2)	2016	47,769	16,062	-	-	-	-	63,831

John Levy
Director (3)	2017	50,000	38,440	-	-	-	-	88,440
	2016	41,102	20,890					61,992

Zishen Li
Former Director (4)	2017	-	-	13,431	-	-	-	13,431
	2016	-	-	12,180	-	-	-	12,180

(1)	On March 1, 2016, Mr. Di Xiao was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $3.30 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof. Mr. Xiao received these stock options for his services as director for the year ended December 31, 2017.

(2)	Messrs. Joseph Levinson and William Kwok Keung Tsui joined the Company as its directors on December 1, 2015. They each received an apportioned salary of $47,769 for the year ended December 31, 2016 and cash compensation of $50,000 for their services for the year ended December 31, 2017. Mr. Levinson also received stock awards worth $36,124 and Mr. Tsui received stock awards worth $43,624, respectively.

(3)	Mr. John Levy joined the Company as a director on March 1, 2016. He received an apportioned cash compensation of $50,000 and stock awards worth $38,440 for his services for the year ended December 31, 2017.

(4)	Mr. Zishen Li was appointed to serve as a director of the Company on March 11, 2016. He received stock awards worth $13,431 for his services as director. Mr. Li resigned from his director position effective November 19, 2018.

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EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Di Xiao	42	Former Chief Executive Officer
Chun Hin Leslie Chow	34	Chief Financial Officer and Acting Chief Executive Officer

Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to Takung Art Co., Ltd and its subsidiaries, HongKong Takung Art Co., Ltd, Takung (Shanghai) Co., Ltd and Takung Cultural Development (Tianjin) Co., Ltd. in the fiscal years ended December 31, 2017 and 2016 in their capacity as such officers. Mr. Chun Hin Leslie Chow, our chief financial officer received no additional compensation for his services as chief financial officer of HongKong Takung Art Co., Ltd. Mr. Li receives no additional consideration for his services as director of the Company. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported.

		Salary	Bonus	Stock Options*	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen- sation	Total
Name and Principal Position	Fiscal Year	($)	($)	($)	($)	($)	($)	($)
Di Xiao Former Chief Executive Officer and Director (1)	2017	230,988	58,624	61,246	-	-	-	350,858
	2016	193,533	60,551	51,346	-	-	-	305,430

Chun Hin Leslie Chow (2) Chief Financial Officer	2017	224, 422	419,234	73,612	-	-	-	717,268
	2016	172,064	45,100	61,310	-	-	-	278,474

Zishen Li (3) Former Vice President, Hong Kong Takung General Manager, Shanghai Takung and Tianjin Takung	2017	83,653	26,553	13,431	-	-	-	123,637
	2016	75,944	13,785	12,180	-	-	-	101,909

*	The value reported for each executive is the cost recognized in our financial statements during fiscal year 2017, calculated in accordance with Accounting Standards Codification Topic 718 “Share-based Compensation”.

(1)	For the year ended December 31, 2016, Mr. Xiao received an apportioned salary of $193,533 and an apportioned bonus of $60,551. His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, Hong Kong Takung Art Co., Ltd to reflect the time he spends on the affairs of both entities. For the year ended December 31, 2017, Mr. Xiao received salary of $230,988, bonus of $58,624 and stock options worth $61,246. On March 1, 2016, Mr. Xiao was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $3.30 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof. Mr. Xiao resigned from his Chief Executive Officer with Takung Art Co., Ltd position effective November 19, 2018.

(2)	Mr. Chow was appointed our Chief Financial Officer of our Hong Kong subsidiary, Hong Kong Takung Art Co., Ltd on February 22, 2016. He received an apportioned salary of $224,422, bonus of $419,234 for uplisting and stock options worth $73,612. On February 22, 2016, Mr. Chow was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $2.91 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof.

(3)	Mr. Li was a Vice President of Hong Kong Takung from March 1, 2015 to November 15, 2018. He served as the General Manager of Shanghai Takung from July 28, 2015 and General Manager of Tianjin Takung from January 27, 2016, both were terminated on November 15, 2018. He was appointed as director of the Company on March 11, 2016 and resigned effective November 19, 2018. For the year ended December 31, 2017, Mr. Li received an apportioned salary of $83,653 and an apportioned bonus of $26,553. His compensation is apportioned between the subsidiaries, Hong Kong Takung Art Co., Ltd, Shanghai Takung and Tianjin Takung to reflect the time he spends on the affairs of these entities. He receives no additional compensation as director of the Company.

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Narrative to Summary Compensation Table

In fiscal year 2017, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. We have formed a compensation committee to oversee the compensation of our named executive officers. All the members of the compensation committee are independent directors. The committee has the discretion to review and approve each employee’s bonus.

Operating Subsidiary Executive Compensation Summary

The table below sets forth the positions and compensations for the officers and sole director of Hong Kong Takung for the years ended December 31, 2017 and 2016.

		Salary		Bonus	Stock Options*	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Fiscal Year	($)		($)	($)	($)	($)	($)	($)
Di Xiao Former Managing Director	2017	230,988	(2)	58,624	-	-	-	-	289,612
	2016	193,533	(1)	60,551	-	-	-	-	254,084	(1)

Chun Hin Leslie Chow Chief Financial Officer	2017	224,422		419,234	-	-	-	-	643,656	(3)
	2016	172,064		45,100	-	-	-	-	217,164

(1)	Mr. Xiao received a monthly compensation of $15,460 (HK$120,000).

(2)	Mr. Xiao’s monthly compensation was adjusted to $17,966 (HK$140,000) on February 2017. His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, Hong Kong Takung Art Co., Ltd to reflect the time he spends on the affairs of both entities.

(3)	Mr. Chow’s monthly compensation was adjusted to $17,461 (HK$136,064) on February 2017. His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, Hong Kong Takung Art Co., Ltd to reflect the time he spends on the affairs of both entities.

The table below sets forth the positions and compensations for the General Manager of Shanghai Takung and Tianjin for the years ended December 31, 2017 and 2016.

Zishen Li Former Managing Director	2017	83,653	(1)	26,553	-	-	-	-	110, 206	(1)
	2016	75,944		13,785	-	-	-	-	89,729

(1)	Mr. Li’s monthly compensation paid by Hong Kong Takung and Shanghai Takung Takung were $4,876 (HKD$38,000) and $1,688 (RMB11,408), respectively, to reflect the time he spends on the affairs of the entities

2015 Incentive Stock Option Plan

On August 26, 2015, the 2015 Incentive Stock Plan (“2015 Plan”) was approved by the Board of Directors for rewarding the Company’s directors, executives and selected employees and consultants for making major contributions to the success of the Company. 1,037,000 shares were registered on August 27, 2015.

During the year ended December 31, 2017, the Company had no option activities. 268,600 were granted effective on February 2, 2016, 50,000 were granted effective on February 29, 2016 and 112,925 of the options were granted effective on March 30, 2016. In addition, on December 1, 2015 and March 1, 2016, 12,143 and 7,463 of restricted stock-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The February 2, 2016 grant included a grant of 50,000 shares to a non-employee who became an employee on March 2, 2016.

The exercise price of stock options ranged from $2.91 to $3.65 and the requisite service period ranged from two to five years. 130,419 stock options have been vested and 9,765 stock options were cancelled during the fiscal year ended December 31, 2017, and no stock options were exercised in the year ended December 31, 2017.

Option Grants Table

During the year ended December 31, 2017, the Company did not grant new stock options. During the year ended December 31, 2016, the Company granted an aggregate of 431,525 stock options under the 2015 Plan. 268,600, including a grant of 50,000 shares to a non-employee who became an employee on March 2, 2016, were granted effective on February 2, 2016, 50,000 were granted effective on February 29, 2016 and 112,925 of the options were granted effective on March 30, 2016.

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Outstanding Equity Awards at Fiscal Year-End

During year ended December 31, 2017, 31,810 of restricted stock-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The total unvested restricted stock was 16,112 shares as of December 31, 2017.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

130,419 stock options have been vested and 9,765 stock options were cancelled during year ended December 31, 2017. As of December 31, 2017, the number of options outstanding and exercisable were 418,760 and 130,419 respectively.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made in the last completed fiscal year under any LTIP.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

Operating Subsidiary Employment Agreements

Mr. Xiao entered into an employment agreement with Hong Kong Takung on June 1, 2014 whereby he agreed to serve as Hong Kong Takung’s General Manager and Managing Director. Pursuant to such employment agreement, Mr. Xiao is entitled to a monthly salary of $7,741 (HK$60,000), which will be reviewed annually in January. On March 2015, Mr. Xiao’s salary was adjusted to $10,323 (HK$80,000), and was adjusted to $12,883 (HK$100,000) on October 2015, and further adjusted to $15,460 (HK$120,000) on April 2016. The employment agreement may be terminated by either party upon one month’s advance notice. The employment agreement was terminated effective October 1, 2018.

Mr. Li was a Vice President of Hong Kong Takung from March 1, 2015 to November 15, 2018. He was subsequently appointed as the General Manager of Shanghai Takung and Tianjin Takung with effect from July 28, 2015 and January 27, 2016, respectively. The employment with Mr. Li can be terminated by either party by giving at least one month notice. Effective November 15, 2018, the employment with Mr. Li was terminated.

On February 22, 2016, the board of directors of the Company approved the appointment of Mr. Chow as the Chief Financial Officer of the Company and the Company’s wholly-owned Hong Kong subsidiary, Hong Kong Takung Art Co., Ltd, effective February 22, 2016. The employment agreement may be terminated by either party upon three months’ advance notice.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer’s salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the ownership of our securities, and except as set forth below, none of the directors, executive officers, holders of more than five percent of our outstanding Common Stock, or any member of the immediate family of any such person have, to our knowledge, had a material interest, direct or indirect, in any transaction or proposed transaction which may materially affect our company.

On August 25, 2016, Hong Kong Takung entered into a loan agreement with Ms. Jianping Mao for the loan of $2,303,912 (HK$18,000,000) to Hong Kong Takung. Interest shall accrue at a rate of 8% per annum pro-rated to the actual loan period, which shall be from the date the loan amount is made through December 31, 2016. The loan is to provide Hong Kong Takung with sufficient Hong Kong Dollar-denominated currency to meet its working capital requirements. $1,279,951 (HK$10,000,000) was repaid on December 31, 2016, and $575,978 (HK$4,500,000) was repaid on November 15, 2017. The total remaining outstanding balance, $483,822, consists of the principal $447,983 (HK $3,500,000) and interest payable $35,839 (HKD 280,000) which were extended with a due date to December 31, 2017. The interest expenses were $76,181 and $66,584 during the years ended December 31, 2017 and 2016, respectively. The Company has fully repaid and settled the amount due to Ms. Mao on March 13, 2018.

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PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2017, our officers and directors, and all of the persons known to us to own more than 10% of our Common Stock, filed all required reports on a timely basis.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://www.takungart.com/investors/corporate-governance/governance-docs.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Marcum Bernstein & Pinchuk LLP (“Marcum”), our independent registered public accounting firm. The Audit Committee has discussed Marcum’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Marcum its independence. The members of the Audit Committee considered whether the services provided by Marcum, for the year ended December 31, 2017, are compatible with maintaining its independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC and the Board approved that recommendation.

/s/Joseph Levinson (Chairman)

/s/William Kwok Keung Tsui

/s/John Levy

November 21, 2018

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SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before October 2, 2019. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Chun Hin Leslie Chow, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. You may also access these filings at our web site under the investor relations link at http://ir.takungart.com/all-sec-filings.

ANNUAL REPORT

Additional copies of this proxy statement and/or the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 may be obtained without charge upon written request to Takung Art Co., Ltd, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong, or on the SEC’s internet website at www.sec.gov.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

November 21, 2018	/s/ Xiaoyu Zhang
Xiaoyu Zhang
Chairman of the Board

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Exhibit A

Internet Notice and Access Card

TAKUNG ART CO., LTD		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	December 31, 2018
	TIME:	9:00 a.m. local time (8:00 p.m. December 30, 2018, E.T.)
	LOCATION:	Flat/RM 03-04 20/F Hutchison House, 10 Harcourt Road, Central, Hong Kong
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/TKAT and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/TKAT

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before December 17, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/TKAT until 11:59 pm eastern time December 29, 2018
The purposes of this meeting are as follows:

1.     To elect five directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2018;

2.      To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018;

3.      To conduct an advisory vote on the compensation of our named executive officers;

4.     To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on November 12, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR AND “FOR” PROPOSALS 2 AND 3.

Please note - This is not a Proxy Card - you cannot vote by returning this card

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TAKUNG ART CO., LTD SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

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Exhibit B

Proxy Card

TAKUNG ART CO., LTD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF StockHOLDERS – December 31, 2018 at 9:00 AM local time (8:00 p.m. December 30, 2018, E.T)
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Chun Hin Leslie Chow as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at our principal executive office, Flat/RM 03-04 20/F Hutchison House, 10 Harcourt Road, Central, Hong Kong on December 31, 2018, at 9:00 a.m. local time (8:00 p.m. December 30, 2018, E.T.), or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/TKAT
PHONE:	(866) 752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF TAKUNG ART CO., LTD			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Ming Cheng				☐
	Joseph Levinson				☐	Control ID:
	William Kwok Keung Tsui				☐	REQUEST ID:
	John F. Levy				☐
	Xiaoyu Zhang				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To conduct an advisory vote on the compensation of our named executive officers.		☐	☐	☐

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT AND FOR Proposal 2 AND 3.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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